Exhibit 99.1
GitLab Reports Fourth Quarter and Full Year 2024 Financial Results

Quarterly revenue of $163.8 million, up 33% year-over-year

Fiscal Fourth Quarter Highlights:
•Total revenue of $163.8 million
•GAAP operating margin of (21)%; Non-GAAP operating margin of 8%
•GAAP net loss per share of $(0.23); Non-GAAP net income per share of $0.15

Fiscal Year 2024 Highlights:
•Total revenue of $579.9 million
•GAAP operating margin of (32)%; Non-GAAP operating margin of (0.2)%
•GAAP net loss per share of $(2.75); Non-GAAP net income per share of $0.20

San Francisco (March 4, 2024) - All-Remote - GitLab Inc. (NASDAQ: GTLB), The DevSecOps Platform, today reported financial results for its fourth quarter and full fiscal year of 2024, ended January 31, 2024.

“We delivered a strong fourth quarter and continue to see large enterprise customers standardize on GitLab to realize business value,” said Sid Sijbrandij, GitLab CEO and co-founder. “By integrating AI throughout the software development lifecycle, our DevSecOps platform allows our customers to plan, build, manage, and deliver software more efficiently, ultimately scaling the impact their software investments have on business outcomes. We believe this puts us in a strong position to continue to win the large market opportunity in front of us.”

“In Q4, revenue grew 33% year-over-year, and we delivered over 1,900 basis points of non-GAAP operating margin expansion year-over-year, demonstrating continued business momentum driven by our commitment to deliver value to customers with our market-leading DevSecOps platform,” said Brian Robins, GitLab chief financial officer. “I’m pleased to share that with consistent execution across the business in FY24 we delivered breakeven cash flow a year ahead of our commitment and recorded our second consecutive quarter of non-GAAP operating profit while continuing to invest in key product areas. These milestones are a testament to our approach to responsible growth.”

Fourth Quarter Fiscal Year 2024 Financial Highlights (in millions, except per share data and percentages):

	Q4 FY 2024	Q4 FY 2023	Y/Y Change
Revenue	$163.8	$122.9	33%
GAAP Gross margin	90%	88%
Non-GAAP Gross margin	92%	90%
GAAP Operating loss	$(34.9)	$(46.3)	$11.4
Non-GAAP Operating income (loss)	$13.2	$(13.8)	$27.0
GAAP Net loss attributable to GitLab	$(36.5)	$(38.7)	$2.2
Non-GAAP Net income (loss) attributable to GitLab	$25.0	$(4.5)	$29.5
GAAP Net loss per share attributable to GitLab	$(0.23)	$(0.26)	$0.03
Non-GAAP Net income (loss) per share attributable to GitLab	$0.15	$(0.03)	$0.18
GAAP net cash provided by (used in) operating activities	$24.9	$(11.7)	$36.6
Non-GAAP Free cash flow	$24.5	$(12.8)	$37.3

Fiscal Year 2024 Financial Highlights (in millions, except per share data and percentages):

	FY 2024	FY 2023	Y/Y Change
Revenue	$579.9	$424.3	37%
GAAP Gross margin	90%	88%
Non-GAAP Gross margin	91%	90%
GAAP Operating loss	$(187.4)	$(211.4)	$24.0
Non-GAAP Operating loss	$(1.4)	$(87.1)	$85.7
GAAP Net loss attributable to GitLab	$(424.2)	$(172.3)	$(251.9)
Non-GAAP Net income (loss) attributable to GitLab	$32.6	$(67.7)	$100.3
GAAP Net loss per share attributable to GitLab	$(2.75)	$(1.16)	$(1.59)
Non-GAAP Net income (loss) per share attributable to GitLab	$0.20	$(0.46)	$0.66
GAAP net cash provided by (used in) operating activities	$35.0	$(77.4)	$112.4
Non-GAAP Free cash flow	$33.4	$(83.5)	$116.9
A reconciliation between GAAP and non-GAAP financial measures is contained in this release under the section titled “Non-GAAP Financial Measures.”

Business Highlights:

•Announced GitLab Duo Pro, a paid add-on for GitLab Premium and Ultimate customers that includes Code Suggestions, Chat, and organizational control capabilities for $19 per user per month.
•Launched a new Enterprise Agile Planning SKU that makes it easy for GitLab Ultimate customers to bring everyone into a single, secure platform and helps customers get even more value out of their GitLab investment.
•Released Remote Development workspaces into general availability, which allows customers to create consistent, reproducible environments to help developers get started faster.
•Appointed Sabrina Farmer as chief technology officer (CTO). The former Google VP of Engineering leads GitLab’s software engineering, operations, and customer support teams to execute the company's technical vision and strategy and oversees the development and delivery of GitLab's products.
•Named the Best AI/ML solution in the 2024 DeveloperWeek DEVIES awards for GitLab Duo.
•Named the Best DevSecOps Solution winner by DevOps Dozen.

Financial Highlights

•Customers with more than $5,000 of ARR increased to 8,602, up 23% from Q4 of fiscal year 2023.
•Customers with more than $100,000 of ARR increased to 955, up 37% from Q4 of fiscal year 2023.
•Customers with more than $1M of ARR increased to 96, up 52% from Q4 of fiscal year 2023.
•Dollar-Based Net Retention Rate was 130% in Q4 of fiscal year 2024.
•Total RPO grew 55% year over year to $674 million. cRPO grew 40% to $430 million for the same time frame.

First Quarter and Fiscal Year 2025 Financial Outlook

For the first quarter and fiscal year 2025, GitLab Inc. expects (in millions, except share and per share data):

	Q1 FY 2025 Guidance	FY 2025 Guidance
Revenue	$165.0 - $166.0	$725.0 - $731.0
Non-GAAP operating income (loss)	$(13.0) - $(12.0)	$5.0 - $10.0
Non-GAAP diluted net income (loss) per share assuming approximately 158 million and 168 million weighted average shares outstanding during Q1 FY2025 and FY2025, respectively.	$(0.05) - $(0.04)	$0.19 - $0.23

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below in Non-GAAP Financial Measures. We have not provided the most directly comparable GAAP financial guidance measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation of non-GAAP guidance for operating income (loss) and net income (loss) per share to the corresponding GAAP measures is not available.

Conference Call Information

GitLab will host a conference call today, March 4, 2024, at 1:30 p.m. (PT) / 4:30 p.m. (ET) to discuss its fourth quarter and full year fiscal 2024 financial results. Investors and analysts should register for the call in advance by visiting https://gitlab.zoom.us/webinar/register/WN_ZHG1dzEdTSG_dNGnPWmWOw#/registration. A replay of the call will be available on GitLab’s investor relations website (ir.gitlab.com).

About GitLab

GitLab is the most comprehensive DevSecOps Platform that empowers organizations to maximize the overall return on software development by delivering software faster and efficiently, while strengthening security and compliance. GitLab’s single application is easier to use, leads to faster cycle time and allows visibility throughout and control over all stages of the DevSecOps lifecycle. With GitLab, every team in your organization can collaboratively plan, build, secure, and deploy software to drive business outcomes faster with complete transparency, consistency and traceability.

Non-GAAP Financial Measures

GitLab believes non-GAAP measures are useful in evaluating its operating performance. GitLab uses this supplemental information to evaluate its ongoing operations and for internal planning and forecasting purposes. GitLab believes that non-GAAP financial information, when taken collectively with its GAAP financial information, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Reconciliations of non-GAAP financial measures to the most directly comparable financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. We define non-GAAP financial measures as GAAP measures, excluding certain items such as stock-based compensation expense, amortization of acquired intangible assets, foreign exchange (gain) loss, gain from a deconsolidation of a subsidiary, equity method investment loss and impairment, changes in the fair value of acquisition related contingent consideration, charitable donation of common stock, restructuring charges, a non-recurring income tax adjustment related to bilateral advance pricing agreement (“BAPA”) negotiations, and other expenses that the Company believes are not indicative of its ongoing operations. Shares used for net income per share on a non-GAAP basis include incremental dilutive shares related to restricted stock units, options, and shares issuable under GitLab Inc.’s 2021 Employee Stock Purchase Plan that are anti-dilutive on a GAAP basis. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Free Cash Flow

Free cash flow is a non-GAAP financial measure that we calculate as net cash provided by (used in) operating activities less cash used for purchases of property and equipment and any non-recurring income tax payments related to BAPA. We believe that free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash generated from our operations that, after the investments in property and equipment and any non-recurring income tax payments related to BAPA, can be used for strategic initiatives, including investing in our business, and strengthening our financial position. One limitation of free cash flow is that it does not reflect our future contractual commitments. Additionally, free cash flow does not represent the total increase or decrease in our cash balance for a given period.

Forward-Looking Statements

This press release and the accompanying earnings call contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Although we believe that the expectations reflected in the forward-looking statements contained in this release and the accompanying earnings call are reasonable, they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions, and other factors include, but are not limited to the following:

• our ability to effectively manage our growth;
• our revenue growth rate in the future;
• our ability to achieve and sustain profitability, our business, financial condition, and operating results;
• intense competition in our markets and loss of market share to our competitors;
• the market for our services may not grow;

• a decline in our customer renewals and expansions;
• fluctuations in our operating results;
• our incorporation of artificial intelligence features into our products;
• our transparency;
• our publicly available company Handbook;
• security and privacy breaches;
• customers staying on our free self-managed or SaaS product offering;
• our limited history operating as a public company;
• our ability to respond to rapid technological changes;
• our ability to accurately predict the long-term rate of customer subscription renewals or adoption, or the impact of these renewals and adoption;
• our hiring model;
• the effects of ongoing armed conflict in different regions of the world on our business; and
• general economic conditions (including changes in interest rates, inflation, uncertainty of the federal budget, increased volatility in the capital markets and instability in the global banking sector) and slow or negative growth of our markets.

Further information on these and additional risks, uncertainties, and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in the filings and reports we make with the Securities and Exchange Commission. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law.

Operating Metrics

Annual Recurring Revenue (“ARR”): We define annual recurring revenue as the annual run-rate revenue of subscription agreements, including our self-managed and SaaS offerings but excluding professional services, from all customers as measured on the last day of a given month. We calculate ARR by taking the monthly recurring revenue (“MRR”) and multiplying it by 12. MRR for each month is calculated by aggregating, for all customers during that month, monthly revenue from committed contractual amounts of subscriptions, including our self-managed license, self-managed subscription, and SaaS subscription offerings but excluding professional services.

Dollar-Based Net Retention Rate: We calculate Dollar-Based Net Retention Rate as of a period end by starting with our customers as of the 12 months prior to such period end (“Prior Period ARR”). We then calculate the ARR from these customers as of the current period end (“Current Period ARR”). The calculation of Current Period ARR includes any upsells, price adjustments, user growth within a customer, contraction, and attrition. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the Dollar-Based Net Retention Rate.

GitLab Inc.
Condensed Consolidated Balance Sheets
(in thousands, except per share data)
(unaudited)

	January 31, 2024(1)	January 31, 2023(1)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$287,996	$295,402
Short-term investments	748,289	641,249
Accounts receivable, net of allowance for doubtful accounts of $673 and $1,564 as of January 31, 2024 and January 31, 2023, respectively	166,731	130,479
Deferred contract acquisition costs, current	32,300	26,505
Prepaid expenses and other current assets	45,601	24,327
Total current assets	1,280,917	1,117,962
Property and equipment, net	2,954	5,797
Operating lease right-of-use assets	405	998
Equity method investment, net of impairment of $8,858 and $0 as of January 31, 2024 and January 31, 2023, respectively	—	12,682
Goodwill	8,145	8,145
Intangible assets, net	1,733	3,901
Deferred contract acquisition costs, non-current	19,317	15,628
Other non-current assets	4,390	4,087
TOTAL ASSETS	$1,317,861	$1,169,200
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$1,738	$5,184
Accrued expenses and other current liabilities	286,178	25,954
Accrued compensation and benefits	35,809	20,776
Deferred revenue, current	338,348	254,382
Total current liabilities	662,073	306,296
Deferred revenue, non-current	23,794	28,355
Other non-current liabilities	14,060	9,824
TOTAL LIABILITIES	699,927	344,475
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.0000025 par value; 50,000 shares authorized as of January 31, 2024 and January 31, 2023; no shares issued and outstanding as of January 31, 2024 and January 31, 2023	—	—
Class A Common stock, $0.0000025 par value; 1,500,000 shares authorized as of January 31, 2024 and January 31, 2023; 114,672 and 94,655 shares issued and outstanding as of January 31, 2024 and January 31, 2023, respectively	—	—
Class B Common stock, $0.0000025 par value; 250,000 shares authorized as of January 31, 2024 and January 31, 2023; 42,887 and 56,489 shares issued and outstanding as of January 31, 2024 and January 31, 2023, respectively	—	—
Additional paid-in capital	1,718,661	1,497,373
Accumulated deficit	(1,149,822)	(725,648)
Accumulated other comprehensive income (loss)	2,335	(705)
Total GitLab stockholders’ equity	571,174	771,020
Noncontrolling interests	46,760	53,705
TOTAL STOCKHOLDERS’ EQUITY	617,934	824,725
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,317,861	$1,169,200
__________
(1) As of January 31, 2024 and January 31, 2023, the consolidated balance sheet includes assets of the consolidated variable interest entity, GitLab Information Technology (Hubei) Co., LTD (“JiHu”), of $47.6 million and $62.8 million, respectively, and liabilities of $6.1 million and $8.9 million, respectively. The assets of JiHu can be used only to settle obligations of JiHu and creditors of JiHu do not have recourse against the general credit of GitLab Inc.

GitLab Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended January 31,		Fiscal Year Ended January 31,
	2024	2023	2024	2023
Revenue:
Subscription—self-managed and SaaS	$142,026	$105,055	$506,306	$369,349
License—self-managed and other	21,753	17,852	73,600	54,987
Total revenue	163,779	122,907	579,906	424,336
Cost of revenue:
Subscription—self-managed and SaaS	12,165	11,124	45,486	40,841
License—self-managed and other	3,824	3,114	14,222	10,839
Total cost of revenue	15,989	14,238	59,708	51,680
Gross profit	147,790	108,669	520,198	372,656
Operating expenses:
Sales and marketing	90,762	81,513	356,393	309,992
Research and development	52,388	43,680	200,840	156,143
General and administrative	39,523	29,750	150,405	117,932
Total operating expenses	182,673	154,943	707,638	584,067
Loss from operations	(34,883)	(46,274)	(187,440)	(211,411)
Interest income	11,813	6,249	39,114	14,496
Other income (expense), net	(11,318)	(1,024)	(11,826)	21,585
Loss before income taxes and loss from equity method investment	(34,388)	(41,049)	(160,152)	(175,330)
Loss from equity method investment, net of tax	(1,416)	(693)	(3,824)	(2,468)
Provision for income taxes	1,767	379	264,057	2,898
Net loss	$(37,571)	$(42,121)	$(428,033)	$(180,696)
Net loss attributable to noncontrolling interest	(1,104)	(3,388)	(3,859)	(8,385)
Net loss attributable to GitLab	$(36,467)	$(38,733)	$(424,174)	$(172,311)
Net loss per share attributable to GitLab Class A and Class B common stockholders, basic and diluted	$(0.23)	$(0.26)	$(2.75)	$(1.16)
Weighted-average shares used to compute net loss per share attributable to GitLab Class A and Class B common stockholders, basic and diluted	156,601	150,133	154,283	148,407

GitLab Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended January 31,		Fiscal Year Ended January 31,
	2024	2023	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss, including amounts attributable to noncontrolling interest	$(37,571)	$(42,121)	$(428,033)	$(180,696)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Stock-based compensation expense	43,017	33,641	163,049	122,567
Gain from the fair value change of acquisition related contingent consideration	—	(1,722)	—	(1,722)
Charitable donation of common stock	2,675	—	10,700	—
Amortization of intangible assets	521	595	2,167	2,362
Depreciation expense	1,039	1,033	4,368	3,231
Amortization of deferred contract acquisition costs	12,397	12,265	43,463	44,958
Gain from deconsolidation of Arch, formerly Meltano	—	—	—	(17,798)
Loss from equity method investment	776	942	3,824	3,189
Impairment of equity method investment	8,858	—	8,858	—
Net amortization of premiums or discounts on short-term investments	(5,988)	(2,731)	(20,349)	(6,077)
Unrealized foreign exchange loss (gain), net	4,396	354	4,648	(3,727)
Other non-cash expense, net	1,013	717	1,330	1,156
Changes in assets and liabilities:
Accounts receivable	(31,050)	(32,006)	(36,341)	(54,169)
Prepaid expenses and other current assets	(15,671)	(3,589)	(23,854)	(8,909)
Deferred contract acquisition costs	(21,340)	(15,410)	(53,100)	(48,555)
Other non-current assets	865	962	(309)	3,012
Accounts payable	(3,219)	(1,106)	(3,443)	287
Accrued expenses and other current liabilities	12,436	1,370	258,293	4,619
Accrued compensation and benefits	12,331	3,457	15,173	(11,693)
Deferred revenue	50,189	32,803	79,347	73,003
Other non-current liabilities	(10,821)	(1,174)	5,249	(2,446)
Net cash provided by (used in) operating activities	24,853	(11,720)	35,040	(77,408)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(242,021)	(189,671)	(815,697)	(821,622)
Proceeds from maturities of short-term investments	207,028	108,925	734,007	231,626
Purchases of property and equipment	(329)	(1,052)	(1,598)	(6,070)
Deconsolidation of Arch, formerly Meltano	—	—	—	(9,620)
Escrow payment related to business combination, after acquisition date	—	—	(2,500)	—
Other investing activities	(450)	—	(450)	—
Net cash used in investing activities	(35,772)	(81,798)	(86,238)	(605,686)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common stock upon exercise of stock options, including early exercises, net of repurchases	9,810	7,061	32,302	24,515
Issuance of common stock under employee stock purchase plan	5,182	4,824	12,933	14,378
Contributions received from noncontrolling interests, net of issuance costs	—	—	—	61,726
Partial settlement of acquisition related contingent cash consideration	—	—	—	(3,137)
Net cash provided by financing activities	14,992	11,885	45,235	97,482
Impact of foreign exchange on cash and cash equivalents	(1,386)	4,866	(3,943)	(3,658)
Net increase (decrease) in cash and cash equivalents	2,687	(76,767)	(9,906)	(589,270)
Cash, cash equivalents, and restricted cash at beginning of period	285,309	374,669	297,902	887,172

Cash, cash equivalents, and restricted cash at end of period	$287,996	$297,902	$287,996	$297,902
Reconciliation of cash, cash equivalents and restricted cash within the condensed consolidated balance sheets to the amounts shown in the condensed statements of cash flows above:
Cash and cash equivalents	$287,996	$295,402	$287,996	$295,402
Restricted cash, included in prepaid expenses and other current assets	—	2,500	—	2,500
Total cash, cash equivalents and restricted cash	$287,996	$297,902	$287,996	$297,902

GitLab Inc.
Reconciliation of GAAP to Non-GAAP
(in thousands, except per share data)
(unaudited)

	Three Months Ended January 31,		Fiscal Year Ended January 31,
	2024	2023	2024	2023
Gross profit on GAAP basis	$147,790	$108,669	$520,198	$372,656
Gross margin on GAAP basis	90%	88%	90%	88%
Stock-based compensation expense	1,640	1,455	6,400	5,078
Amortization of acquired intangibles	521	521	2,067	2,067
Restructuring charges	—	—	463	—
Gross profit on non-GAAP basis	$149,951	$110,645	$529,128	$379,801
Gross margin on non-GAAP basis	92%	90%	91%	90%

Sales and marketing on GAAP basis	$90,762	$81,513	$356,393	$309,992
Stock-based compensation expense	(17,184)	(13,194)	(68,766)	(48,001)
Restructuring charges	(188)	—	(3,811)	$—
Sales and marketing on non-GAAP basis	$73,390	$68,319	$283,816	$261,991

Research and development on GAAP basis	$52,388	$43,680	$200,840	$156,143
Stock-based compensation expense	(13,887)	(9,920)	(50,804)	(36,325)
Restructuring charges	—	—	(2,119)	—
Research and development on non-GAAP basis	$38,501	$33,760	$147,917	$119,818

General and administrative on GAAP basis	$39,523	$29,750	$150,405	$117,932
Amortization of acquired intangibles	—	(74)	(100)	(295)
Stock-based compensation expense	(10,306)	(9,072)	(37,079)	(33,163)
Restructuring charges	—	—	(1,634)	—
Charitable donation of common stock	(2,675)	—	(10,700)	—
Changes in the fair value of acquisition related contingent consideration	—	1,722	—	659
Other non-recurring charges	(1,718)	—	(2,131)	—
General and administrative on non-GAAP basis	$24,824	$22,326	$98,761	$85,133

Loss from operations on GAAP basis	$(34,883)	$(46,274)	$(187,440)	$(211,411)
Stock-based compensation expense	43,017	33,641	163,049	122,567
Amortization of acquired intangibles	521	595	2,167	2,362
Restructuring charges	188	—	8,027	—
Charitable donation of common stock	2,675	—	10,700	—
Changes in the fair value of acquisition related contingent consideration	—	(1,722)	—	(659)
Other non-recurring charges	1,718	—	2,131	—
Income (loss) from operations on non-GAAP basis	$13,236	$(13,760)	$(1,366)	$(87,141)

Other income (expense), net on GAAP basis	$(11,318)	$(1,024)	$(11,826)	$21,585
Gain from deconsolidation of Arch, formerly Meltano	—	—	—	(17,798)
Impairment of equity method investment	8,858	—	8,858	—
Foreign exchange gains (losses), net	2,651	997	3,157	(4,364)
Other income (expense), net on non-GAAP basis	$191	$(27)	$189	$(577)

Net loss attributable to GitLab common stockholders on GAAP basis	$(36,467)	$(38,733)	$(424,174)	$(172,311)
Stock-based compensation expense	43,017	33,641	163,049	122,567
Amortization of acquired intangibles	521	595	2,167	2,362
Restructuring charges	188	—	8,027	—

Charitable donation of common stock	2,675	—	10,700	—
Changes in the fair value of acquisition related contingent consideration	—	(1,722)	—	(659)
Gain from deconsolidation of Arch, formerly Meltano	—	—	—	(17,798)
Impairment of equity method investment	8,858	—	8,858	—
Loss from equity method investment, net of tax	1,416	693	3,824	2,468
Foreign exchange gains (losses), net	2,651	997	3,157	(4,364)
Other non-recurring charges	1,718	—	2,131	—
Income tax adjustment(1)	467	—	254,859	—
Net income (loss) attributable to GitLab common stockholders on non-GAAP basis	$25,044	$(4,529)	$32,598	$(67,735)

GAAP net loss per share, basic and diluted	$(0.23)	$(0.26)	$(2.75)	$(1.16)
Non-GAAP net income (loss) per share, basic	$0.16	$(0.03)	$0.21	$(0.46)
Non-GAAP net income (loss) per share, diluted	$0.15	$(0.03)	$0.20	$(0.46)

Shares used in per share calculation - basic on GAAP basis	156,601	150,133	154,283	148,407
Effect of dilutive securities	8,820	—	8,182	—
Shares used in per share calculation - diluted on non-GAAP basis	165,421	150,133	162,465	148,407

(1) Income tax adjustment related to BAPA negotiations.

GitLab Inc.
Reconciliation of GAAP Cash Flow from Operating Activities to Free Cash Flow
(in thousands)
(unaudited)

	Three Months Ended January 31,		Fiscal Year Ended January 31,
	2024	2023	2024	2023
Computation of free cash flow(1)
GAAP net cash provided by (used in) operating activities	$24,853	$(11,720)	$35,040	$(77,408)
Less: Purchases of property and equipment	(329)	(1,052)	(1,598)	(6,070)
Non-GAAP free cash flow	$24,524	$(12,772)	$33,442	$(83,478)

(1) No income tax payments related to BAPA were recorded during the periods presented.

Media Contact:
Lisa Boughner
VP, Global Communications
GitLab Inc.
press@gitlab.com

Investor Contact:
James Shen
VP Finance
GitLab Inc.
ir@gitlab.com